UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Bluegrass Blvd., Suite 100

Lehi, Utah 84043

(Address of principal executive offices and zip code)

Registrant’s telephone, including area code: (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 25, 2025, Nature’s Sunshine Products, Inc., a Utah corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with D.A. Davidson & Co. as representative of the several underwriters listed in Schedule A thereto (the “Underwriters”), and Fosun Pharma USA, Inc. (the “Selling Stockholder”), relating to an underwritten secondary public offering of 2,854,607 shares of common stock of the Company, no par value (the “Shares”), being sold by the Selling Stockholder at a public offering price of $12.00 per share (the “Offering”). The Company will not receive any proceeds from the Offering.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholder and also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriters against certain liabilities. The Selling Stockholder, the Company, and the Company’s directors, executive officers, and certain significant stockholders have agreed not to sell or transfer any securities of the Company held by them for a period of 90 days from June 25, 2025, subject to limited exceptions.

The Offering is made pursuant to a shelf registration statement (which includes a base prospectus) on Form S-3 (File No. 333-287882) that was filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2025 and became effective on June 18, 2025. The base prospectus included in the Registration Statement, is amended and supplemented by the preliminary prospectus supplement filed with the SEC on June 25, 2025, and the final prospectus supplement filed with the SEC on June 27, 2025. The Offering is expected to close on or about June 27, 2025, subject to satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of Dorsey & Whitney LLP relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 hereto.

Concurrent Share Repurchase

On June 24, 2025, the Company entered into a share repurchase agreement (the “Share Repurchase Agreement”) with the Selling Stockholder, pursuant to which the Company agreed that it may purchase up to $15.0 million of the shares of the Company’s common stock that are subject to the Offering from the Underwriters at the public offering price as part of its previously announced share repurchase program. However, the Company has not agreed to purchase a minimum amount of shares and may determine to purchase fewer or no shares in the Offering.

The concurrent share repurchase was approved by the Company’s Board of Directors and by the Audit Committee of its Board of Directors. The Company anticipates that the share repurchase, if any, would be funded from cash on-hand and funds drawn from its credit facility. The repurchased shares will be cancelled and no longer outstanding following the completion of the concurrent share repurchase.

The description and the other information in this Current Report on Form 8-K regarding the concurrent share repurchase is included in this Current Report on Form 8-K solely for informational purposes. Nothing in this Current Report on Form 8-K should be construed as an offer to sell, or the solicitation of an offer to buy, any of the Company’s common stock subject to the concurrent share repurchase.

The foregoing description of the Share Repurchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Share Repurchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the anticipated closing of the Offering and the concurrent share repurchase. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond the Company’s control, include the ability of the Company and the Selling Stockholder to satisfy certain conditions to closing on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed with the SEC on March 11, 2025, and in the Company’s other filings with the SEC, including, without limitation, the Company’s reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 25, 2025, by and among Nature’s Sunshine Products, Inc., D.A. Davidson & Co., as representative of the several underwriters, and Fosun Pharma USA Inc.

5.1	Opinion of Dorsey & Whitney LLP.

10.1	Share Repurchase Agreement, dated June 24, 2025, by and between Nature’s Sunshine Products, Inc. and Fosun Pharma USA Inc.

23.1	Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2025	NATURE’S SUNSHINE PRODUCTS, INC.

	By:	/s/ Nathan G. Brower
Nathan G. Brower
Executive Vice President, General Counsel and Secretary

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